Exhibit 99.1

Voyager Oil and Gas Provides Operations Update and Guidance

BILLINGS, MONTANA — April 20, 2011 — Voyager Oil & Gas, Inc. (AMEX: VOG) (“Voyager”) today provides an operational update regarding acreage and drilling activity in the Williston Basin Bakken and Three Forks and the D-J Basin Niobrara plays.

Williston Basin Bakken and Three Forks

In 2011 Voyager has acquired 3,133 net mineral acres at an average price of $1,239 per acre in the Williston Basin targeting the Bakken and Three Forks formations.

Voyager controls approximately 27,000 net acres targeting the Bakken and Three Forks as of April 19, 2011.  Assuming six wells per 1,280-acre spacing unit, this acreage position will allow Voyager to participate in approximately 126 net wells.

Brigham Exploration, one of Voyager’s operating partners, recently announced the results of the Johnson 30-19 #1H well in Richland County, Montana.  The Johnson well was reported to produce 2,962 barrels of oil equivalent “BOE” during its early 24-hour peak flow back period.  Voyager currently controls approximately 11,000 net acres within 10 miles of the Johnson well including 5 operable sections.

D-J Basin Niobrara

In 2010 Voyager acquired approximately 24,000 net mineral acres in the D-J Basin Niobrara play with operating partner Slawson Exploration.  Since the Niobrara acquisition, Slawson and Voyager have drilled 6 wells.  The Moonshine #1-36H, Outlaw #16-11-66H were completed as producers, the Joker #36-9-62H is currently flowing back after fracture stimulation, and the Smuggler #16-10-62H and Birds of Prey #36-10-61 are waiting on completion. Slawson’s delineation of the more prospective acreage and additional 2011 well locations will be determined by the results of the three most recent wells.

2011 Drilling and Production Guidance

Voyager has spud 27 gross wells in 2011 bringing the total well count to 45 wells targeting the Bakken/Three Forks formations.  Voyager has also spud 3 gross Niobrara wells in 2011 targeting the Niobrara formation.  Currently, 1.72 net Bakken/Three Forks wells are drilling, completing or producing and 2.5 net Niobrara wells are producing or waiting on completion.  Voyager expects to participate in 70 gross wells and 6.0 net wells in 2011 targeting the Bakken/Three Forks.  Based on our current and forecasted drilling activity, Voyager expects to average 700 barrels of oil equivalent “BOE” per day by the end of 2011.  This drilling and production guidance is in line with previous estimates.

2011 Capital Expenditures

In 2011 Voyager expects to spend $42 million in drilling capital expenditures targeting the Bakken and Three Forks.  Voyager expects to devote the additional capital to strategic acreage acquisition targeting the Bakken and Three Forks using cash-on-hand of approximately $47 million and cash flow from operations.

Management Comment

J.R. Reger, CEO of Voyager Oil & Gas commented, “We are very encouraged by our Williston lease acquisitions and drilling activity in 2011.  We are on pace to achieve our acreage acquisition and drilling goals for 2011.  Our strategy and execution remain the same from Voyager’s inception; to buy acreage for its accretive value and convert to production while maintaining low overhead.”

Bakken Three Forks Wells

WELL NAME	OPERATOR	COUNTY, STATE	WI	STATUS	IP/BOEPD

Swindle 16-9 #1H	Brigham	Roosevelt, MT	18.75%	Producing	1,065
Andre 5501 13-4H	Oasis	Williams, ND	11.06%	Producing	1,488
Ross-Alger 6-7 #1H	Brigham	Mountrail, ND	7.71%	Producing	3,070
Somerset 5602 42-8H	Oasis	Williams, ND	3.59%	Producing	972
Gibbins 1-12 #1H	Brigham	Williams, ND	2.73%	Producing	2,582
Vixen #1-19-30H	Slawson	Mountrail, ND	2.28%	Producing	2,218
Ripper #1-22H	Slawson	Mountrail, ND	1.11%	Producing	1,012
Knoshaug 14-11 #1-H	Brigham	Williams, ND	0.53%	Producing	4,443
Horne 5603 44-9H	Oasis	Williams, ND	0.37%	Producing	882
Ellis 5602 42-8H	Oasis	Williams, ND	0.22%	Producing	1,057
Larsen 3-10 #1H	Brigham	Williams, ND	0.10%	Producing	3,090
Storvik 7-6 #1H	Ursa	Richland, MT	25.30%	Awaiting Completion
Herness 1-15H	Continental	Richland, MT	21.88%	Awaiting Completion
Montague 5501 13-3H	Oasis	Williams, ND	16.51%	Awaiting Completion
Demon #1-7-6H	Slawson	McKenzie, ND	12.96%	Drilling
Loon Federal #1-24-25H	Slawson	Mountrail, ND	6.66%	Completing
Foss Family Trust 15-23H	American/Hess	Williams, ND	5.95%	Completing

Orca Federal #1-23-26H	Slawson	Mountrail, ND	4.65%	Drilling
Drovdal 150-99-8-5-1H	Newfield	McKenzie, ND	3.65%	Drilling
Storhaug 157-100-2A-11-1H	Petro-Hunt	Williams, ND	3.14%	Drilling
Redfield 14-23-157-99	Baytex	Williams, ND	3.13%	Drilling
GO-Vinger ###-##-####H-1	Hess	Williams, ND	2.73%	Drilling
Kahuna #1-7-6H	Slawson	McKenzie, ND	2.47%	Drilling
Woodrow 24X-32	XTO	Williams, ND	2.08%	Drilling
Skedsvold 150-101-4B-9-1H	Petro-Hunt	McKenzie, ND	1.56%	Drilling
Kalil Farm 14-23 #1H	Brigham	Williams, ND	1.51%	Awaiting Completion
Trinity 1-14-23H	QEP	Williams, ND	1.27%	Drilling
Staal 150-99-23-14-1H	Newfield	McKenzie, ND	1.25%	Drilling
EN-Charles Wood ###-##-####H-1	Hess	Mountrail, ND	0.96%	Drilling
JCB #17-1H	Tracker/Hess	Williams, ND	0.78%	Awaiting Completion
Strahan 15-22H	Hess	Williams, ND	0.77%	Drilling
Christopherson 2-30H	Hess	Williams, ND	0.75%	Drilling
Adam Good Bear #15-22H	Zenergy	Mountrail, ND	0.52%	Awaiting Completion
Lostwood 13-25H	EOG	Mountrail, ND	0.52%	Awaiting Completion
Yeiser 5603 42-33H	Oasis	Williams, ND	0.49%	Drilling
Wales 5602 42-33H	Oasis	Williams, ND	0.39%	Drilling
Wilson 150-99-29-32-1H	Newfield	McKenzie, ND	0.39%	Drilling
Johnson 34-8H	Whiting	McKenzie, ND	0.39%	Awaiting Completion
Lynn 5502 11-10H	Oasis	Williams, ND	0.32%	Drilling
Hardscrabble 13-3526H	EOG	Williams, ND	0.29%	Awaiting Completion
Mont 4-3502H	EOG	Williams, ND	0.20%	Preparing
ZI A Johnson 12-1H	Zenergy	McKenzie, ND	0.19%	Drilling
Drone #1-34-27H	Slawson	Dunn, ND	0.19%	Drilling
Sidonia 31-3019H	EOG	Mountrail, ND	0.12%	Awaiting Completion
Sidonia 38-3019H	EOG	Mountrail, ND	0.12%	Awaiting Completion
Madison 1-28H	Continental	Williams, ND	0.02%	Awaiting Completion

Niobrara Wells

Moonshine 1-36H	Slawson	Weld, CO	50.00%	Producing	650
Outlaw 1-16H	Slawson	Weld, CO	50.00%	Producing	52
Joker 1-36H	Slawson	Weld, CO	50.00%	Flowing Back
Smuggler 1-16H	Slawson	Weld, CO	50.00%	Awaiting Completion
Birds of Prey 1-36H	Slawson	Weld, CO	50.00%	Awaiting Completion

About Voyager Oil & Gas

Voyager Oil & Gas, Inc. is an exploration and production company based in Billings, Montana. Voyager’s primary focus is oil shale resource prospects in the continental United States. Voyager currently controls approximately 140,500 net acres in the following five primary prospect areas:

•                  27,000 core net acres targeting the Bakken/Three Forks in North Dakota and Montana;

•                  14,200 net acres targeting the Niobrara formation in Colorado and Wyoming;

•                  800 net acres targeting a specific Red River prospect in Montana;

•                  33,500 net acres in a joint venture targeting the Heath Shale formation in Musselshell, Petroleum, Garfield and Fergus Counties of Montana; and

•                  65,000 net acres in a joint venture in the Tiger Ridge gas field in Blaine, Hill and Chouteau Counties of Montana.

For additional information on Voyager Oil & Gas visit the Company’s new website at: http://www.voyageroil.com/

SAFE HARBOR

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934.  All statements other than statements of historical facts included in this report, such as statements regarding our future expectations to participate in or drill additional wells, that wells will continue to flow at current or forecasted rates, that oil cut on producing wells will continue at current or anticipated rates, that we will achieve or drilling goals and that we will continue our aggressive acreage acquisition and expansion are forward-looking statements. Forward-looking statements are based on our current expectations and assumptions about future events and involve inherent risks and uncertainties. Important factors (many of which are beyond our control) could cause actual results to differ materially from those set forth in the forward-looking statements, including those described in our public filings with the Securities and Exchange Commission. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. Voyager undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in Voyager’s expectations.